EXHIBIT 10.27X

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-THIRD AMENDMENT (this “Twenty-Third Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Twenty-Third Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twenty-Third Amendment. If the terms and conditions set forth in this Twenty-Third Amendment conflict with the Agreement, the terms and conditions of this Twenty-Third Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twenty-Third Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twenty-Third Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twenty-Third Amendment. Except as amended by this Twenty-Third Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Customer and CSG agree to the following upon execution of this Twenty-Third Amendment:

1.
Customer and CSG agree to delete and replace in its entirety Schedule F, Fees, Definitions, Section 25 of the Agreement with the following:

25.
[***** ******* **** ********** *** ***** ** *** ******** **: *) *** **** ******* ***** ******* **** ********** ***, *) *** ******* ******* **** ********** *** *** *** ***** ********* *** ********* ****, *** *) ****,******.]

2.
Customer and CSG agree to delete and replace in its entirety Schedule F-3: Supporting Examples for Sections I & II of Schedule F, of the Agreement with the new Schedule F-3 attached to this Twenty-Third Amendment as Attachment 1 and incorporated herein by this reference.

3.
The Agreement is hereby amended to add a new Section 4.12 to the Agreement, entitled “Ascendon [***** ********** for ** **** and ** ****]” as follows:

4.12
Ascendon [***** ********** for ** **** and ** ****].

(a)
Ascendon [***** **********] Definitions. For purposes of this Section 4.12, the following terms shall have the following meanings:

“Ascendon [***** **********” shall mean ********** ********** ** ***** * ***** ** *** ******* **** ******* ******** ******* (**,***,******), ***** **** *** (*) ***** ** ***** ** **** (*) *****, **** *** ** ********** **** ******* **** ** *** *********].

“Ascendon [***** ********** Dollars” shall mean *** ****** ***** ***** ** ********’* ******** ***** **********].

“Ascendon [***** ********** Orders” shall mean ***** ********* *** ******* *** ** ***** ******** ******** ***** ********** ********* ******* *** ******** ***** **********].

“Ascendon [***** ********** Period” shall mean ******** **** **** *** ******** **** ****.

“**” shall mean *** ********** ******** **** (**** ** **** ** ** ****]).

“Eligible Ascendon [***** ********** Purchases” shall mean *** **** ******** ** ******** ***** *** ********* ******** ** ******* ***, ******** “****,” ** ******** *, ******** “****,” ** ******** ******* ***** *** *, ****** *** *** ****** **** ******** ****** **** *** ***** ** ********** (*) ******* ** *** ******* ****** ******** ****** **** ************ ***** ** ******** ******* ***** *** *, ***** ******** ****** **** *** ************ ******** **** *** ********** ** ******** ******** ***** ********** *********].

(b)
Ascendon [***** ********** – In General. Customer agrees to the Ascendon ***** ********** (as defined in Section 4.12(a)). The Ascendon ***** ********** requires Customer to ***** *** ******* *** ******* ******** ******* (**,***,******) in each of ** **** and ** **** exclusively on Eligible Ascendon ***** ********** Purchases. Additionally, the Ascendon ***** **********] is subject to the following:

(i)
[** ****. For ** ****, at least ****,*** of Customer’s Eligible Ascendon ***** **********] Purchases must qualify as Transaction Fees pursuant to subsection (B), entitled “Transaction Fees,” of Section II., entitled “Fees,” of Schedule 5, entitled “Fees,” to Ascendon Service Order No. 2.

(ii)
[** ****. For ** ****, at least ****,*** of Customer’s Eligible Ascendon ***** **********] Purchases must qualify as Transaction Fees pursuant to subsection (B), entitled “Transaction Fees,” of Section II., entitled “Fees,” of Schedule 5, entitled “Fees,” to Ascendon Service Order No. 2.

(c)
Ascendon [***** ********** – Invoicing and Payment; Application of Excess ********* ***** to ********** ******** ********. During the Ascendon ***** ********** Period, CSG shall invoice Customer for the Ascendon ***** **********, and Customer agrees to *** CSG for the Ascendon ***** **********, in ***** (*) ***** ********* ************ in the ****** of ****,****** each. CSG shall provide such ******** to Customer in the ***** ***** of each ******** ******* (i.e., ******* * * ***** **, ***** * * **** **, **** * * ********* **, ******* * * ******** **). Customer shall pay the Ascendon ***** ********** invoices in accordance with Section 5.2 of the Agreement. In the event the actual Ascendon ***** ********** ***** is ****** than ****,****** for any given ******** *******, then the excess amount (the “Excess ********* Ascendon ***** ********** *****”) shall be applied to subsequent ******** ******** within the Ascendon ***** ********** Period and the ****,****** Ascendon ***** ********** for such subsequent ******** ******** shall be reduced by the Excess ********* Ascendon ***** ********** *****].

(d)
Ascendon [***** **********] – Additional Rules.

(i)
Ascendon [***** ********** Order Process. The Parties agree to execute an Ascendon ***** ********** Order document (each, an “Ascendon ***** ********** Order”) to track Customer’s Eligible Ascendon ***** ********** Purchases *********** ******* the Ascendon ***** ********** Dollars in accordance with this Section 4.12. An Ascendon ***** **********] Order shall be in a format mutually acceptable to each Party and shall include the following information, as appropriate:
(A)
brief description of the Transaction Fees (as set forth in subsection (B), entitled “Transaction Fees,” of Section II., entitled “Fees,” of Schedule 5, entitled “Fees,” to Ascendon Service Order No. 2) being [*********** ******* the Ascendon ***** **********] Dollars;
(B)
brief description of any other fees being [*********** ******* the Ascendon ***** **********] Dollars;

(C)
any identifying documentation (e.g., CSG document number) that may associate the Ascendon [***** **********] Order with an individual scope documents that defines the Description/Scope of Services, CSG Responsibilities, Customer Responsibilities, Deliverables and Key Target Milestones of services being provided;
(D)
contain the finalized Level 0 Dollar Estimate, in order to complete the project (“Level 0 Dollar Estimate”);
(E)
identify the [****** **** to be used for the Fees for **** and ********] projects;
(F)
contain the level of effort for CSG resource roles for [**** and ********] projects;
(G)
be mutually executed by both a Customer Representative(s) and a CSG Representative.

(ii)
[*********] True-up Process. Promptly following the conclusion of each [******** ******* during the Ascendon ***** ********** Period, CSG will furnish (email acceptable) Customer with a written report detailing the ********* ****** of Eligible Ascendon ***** ********** Purchases *********** ******* the Ascendon ***** ********** ******* (“Actual Ascendon ***** ********** *****]”). The report will be able to track all of the Ascendon [***** **********] Orders that have been executed, along with the effort consumed to date under those Ascendon [***** **********] Orders. Such report shall also track (i) all of the data within an Ascendon [***** **********] Order, including the name of the projects and the relevant CSG document number applicable to such projects, if any, and (ii) for projects that are provided on a [**** and ********* basis, the ****** ****] applicable to such projects.

(iii)
[**************; ** ******** ***** ****; ******* ***** **** ******* **, ** *** ** ** **** ******** ****]. Except as provided above or otherwise mutually agreed by the Parties in writing, in no event whatsoever will Customer be entitled to any [******, *************, ******** ***** **** ** ****** with respect to any ****** ******* of Ascendon ***** ********** ******* within the Ascendon ***** **********] Period. CSG agrees to allow a [*** ******* (***) ***** **** between ******** *, *, *** * of **** with a final reconciliation for ******* * ****, as well as a *** ******* (***) ***** **** between ******** *, *, *** * of **** with a final reconciliation for ******* * ****].

(iv)
Ascendon Technical Services Engagements – [***** ** *****] to be applied against Ascendon Technical Services: Unless otherwise agreed to by the Parties in writing (email acceptable), CSG and Customer agree that Ascendon Technical Services provided by CSG under the Ascendon [***** ********** will be applied at an ****** **** of ****.** per ******, per ****. CSG will include an ********** of ***** provided by CSG under an Ascendon ***** ********** Order to Customer as part of the *********] true-up process described above.

(v)
Ascendon Technical Services Engagements – Importance of Date Services Performed. Unless otherwise agreed to by the Parties in writing (email acceptable), if a project for Ascendon Technical Services extends beyond the end of any [******** ******* during the Ascendon ***** ********** ******], only the dollar amount attributable to the Ascendon Technical Services utilized by Customer and performed by CSG during such [******** ******* will be applied against the Ascendon ***** ********** ******* (i.e., For any given ******** *******], none of the services performed by CSG after such [******** *******] ends may be applied against the Ascendon [***** ********** ******* for such ******** *******]. As a result, such services will be paid for separately by Customer at CSG’s then current rates as provided in this Agreement, unless such services are eligible for application of Ascendon [***** ********** ******* for any ********** ******** *******]).

(vi) Customer may use Ascendon [***** ********** ******* on any Eligible Ascendon ***** **********] Purchases including the following: (A) professional services, (B) data and/or project management, (C) analysis of business requirements, (D) development and programming including

Customer specific enhancements, (E) system testing, (F) system maintenance, (G) system documentation, (H) release management, (I) passer activities, (J) QA environment refreshes, and (K) Stat Hub activities.

(vii)
Except as otherwise agreed upon between the Parties in writing, Customer may not use
Ascendon [***** ********** ******* for the following purposes: (A) services that ******* ***’* ********* within Customer’s business operations (e.g., Customer’s ********* of ************ functionality **** **** ***** ******** and/or fees related to third party products and services that ******** ***** ******** *** ********, (B) ************* ********, as defined in Section 6.2 of the Agreement, or (C) ********* *******], as defined in Section 11.6 of the Agreement.

(viii)
Customer requests for services using Ascendon [***** ********** ******* under the Ascendon ***** **********] are subject to CSG’s reasonable and practicable business considerations, including resource availability and cost of resources.

(ix)
Customer will not be liable for paying for any services rendered by CSG, which is intended to apply to the Ascendon [***** ********** *******, which does not have a corresponding Ascendon ***** **********] Order that is executed by an authorized Customer Representative (initial authorized Customer Representatives are outlined below, with any additional and/or future authorized Customer Representatives to be identified in writing by an authorized Customer representative (as identified in the Agreement)).

Customer Representative CSG Representative

Name: *** ******** Name: ******* ****

Email: ****************************** Email: *********************

(x)
With respect to any projects that are supported by an Ascendon [***** *********]* Order, Customer mandated changes, variances, delays and contingencies shall result in a Change Order as mutually agreed to by CSG and Customer. Each Change Order will be scoped, priced and billed on a [***** *** with a ********* of how the ***** **** were calculated or on a **** and ********* *****] and will be mutually agreed upon by Customer and CSG.

(xi)
If Customer cancels a project after work has begun, the Parties agree that any services performed by CSG prior to the effective date of cancellation shall be [******* ******* the Ascendon ***** ********** ******* for the applicable Ascendon ***** **********] Period.

(xii)
In addition, CSG [*** *** ****** **** ************ *** ******** ***** ********** *******] for creation and updating of proposals / quotes for potential services or any pre-activities prior to the finalized Level 0 Dollar Estimate.

4.
Schedule A, entitled “Definitions,” of the Agreement is amended as follows:

(a) By adding the following new definitions in applicable alphabetical order of Schedule A:

“[**]” shall have the meaning set forth in Section 4.12(a).

“Ascendon [***** **********]” shall have the meaning set forth in Section 4.12(a).

“Ascendon [***** **********] Dollars” shall have the meaning set forth in Section 4.12(a).

“Ascendon [***** **********] Orders” shall have the meaning set forth in Section 4.12(a).

“Ascendon [***** **********] Period” shall have the meaning set forth in Section 4.12(a).

“Eligible Ascendon [***** **********] Purchases” shall have the meaning set forth in Section 4.12(a).

(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF the parties hereto have caused this Twenty-Third Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan	By: /s/ Michael J Woods
Name: Deepak Bharathan	Name: Michael Woods
Title: Vice President, Procurement	Title: President, BC&S
Date: 16-Nov-23	Date: Nov 14, 2023

ATTACHMENT 1

[*]